AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                  MR. WILLIAM P. CROWELL And CYLINK CORPORATION

         This Employment Agreement, initially made as of the 18th day of December, 1997 (the "Effective Date"), by and between Cylink Corporation, a California corporation with its principal place of business at 3131 Jay Street, Santa Clara, CA 95404 (the "Company"), and William P. Crowell residing at 5932 Country Club Parkway, San Jose, CA 95138 (the "Executive") is hereby restated in its entirety as of September 1, 2001, to incorporate all amendments agreed between the parties since the Effective Date.


                              W I T N E S S E T H :

         WHEREAS, the Company desires to employ Executive, initially, as its Vice President of Strategy and Product Management;

         WHEREAS, commencing as of November 4, 1998, the Company desires to employ Executive as its President and Chief Executive Officer, and Executive is willing to serve in such capacity; and

         WHEREAS, the Company and Executive desire to set forth the terms and conditions of such employment.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Company and Executive agree as follows:

1. Employment.

         1.1. The Company hereby agrees to employ Executive, and Executive agrees to be employed by the Company, on the terms and conditions herein contained, as of the

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Contract of Employment
William P. Crowell
Restated September 1, 2001

Effective Date, initially as its Vice President of Strategy and Product Management, and, as of November 4, 1998, as its President and Chief Executive Officer, and in such other executive capacities assigned by the Chairman which are not inconsistent with Executive's duties. Executive's duties, authority and responsibilities shall be commensurate with those of a similar position for another company similar in size and business. During the term of Executive's employment, he shall be based at the Company's principal office; provided, however, that Executive shall be required to travel as reasonably necessary in connection with the official business of the Company. Executive shall maintain his permanent residence within the surrounding community. If so requested by the Chairman, Executive shall also serve as an officer of the Company's affiliated entities without additional compensation.

         1.2. The Executive shall devote substantially all of his business time, energy, skill and efforts to the performance of his duties and shall faithfully serve the Company to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner. The foregoing shall not prevent Executive from participating in not-for-profit activities or from managing his passive personal investments, from sitting on Boards of Directors provided that these activities do not materially interfere with Executive's obligations hereunder. In addition, Executive may accept positions or assignments of responsibility from other organizations, provided: (i) they do not interfere with his duties and

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Contract of Employment
William P. Crowell
Restated September 1, 2001

obligations hereunder, (ii) he gives the Company written notice prior to accepting such positions, and (iii) the Company does not object. Furthermore, regardless of whether the Company has given its consent, Executive will advise Company immediately in the event such positions create the appearance of a conflict of interest between Executive's activities and his obligations to Company, and take such action which the Company may deem necessary to prevent any such conflict from occurring, including but not limited to resigning from such outside position.

2. Term of Employment.

         Executive's employment under this Agreement shall be for a term (the "Employment Term") commencing on January 1, 1998 and terminating, unless otherwise terminated earlier as provided in this Agreement, on December 31, 2004 (the "Original Employment Term"), provided that the Employment Term shall be extended (subject to earlier termination as provided in this Agreement) for additional one (1) year periods (the "Additional Terms"), unless, at least ninety (90) days prior to the end of the Original Employment Term or any Additional Term, the Company or the Executive has notified the other in writing that the Employment Term shall terminate at the end of the then current term. If and when this Agreement is so extended, the term "Employment Term" used in this Agreement shall include all such extensions. The Executive's obligations concerning the Company's Inventions, Confidential Information, not to

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Contract of Employment
William P. Crowell
Restated September 1, 2001

compete or solicit the Company's customers or employees, and the Company's obligations to provide indemnification, as provided elsewhere in this Agreement, shall survive and remain in effect notwithstanding the termination of the Employment Term or a breach of this Agreement by either the Company or the Executive.

3. Compensation.

         3.1. As compensation for his services under this Agreement, the Company shall pay Executive an annual salary of $300,000 ("Base Salary"). Such Base Salary shall be payable in equal installments (not less frequently than monthly) and subject to withholding in accordance with the Company's normal payroll practices.

         3.2. Executive's Base Salary may be increased from time to time by the Compensation Committee, but solely in their discretion and not as an implied obligation of this Agreement. Executive's Base Salary may also be decreased from time to time by the Board of Directors upon recommendation of the Compensation Committee based on their assessment of the Executive's performance or changes in the scope of Executive's responsibilities, provided that Executive will be given written notice and a minimum of ninety (90) days to cure any such assessment which, in the Chief Executive Officer's discretion, warrants such a reduction.

         3.3. In addition to the Base Salary, for each calendar year completed during the

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Contract of Employment
William P. Crowell
Restated September 1, 2001

Employment Term, the Company shall pay to Executive a minimum annual bonus of $100,000, payable semiannually, based on performance milestones which shall incorporate quantifiable objectives ("Performance Goals") to be agreed upon by the Executive and Chairman each year. The Executive shall be eligible for an increase in his annual bonus by an amount which the Chairman reasonably believes is commensurate with Executive's actual performance in excess of his Performance Goals. In making this determination, the Compensation Committee of the Company's Board of Directors agree to consider the Executive's waiver of his past bonuses for the Company's fiscal year 2000 and the first half of fiscal 2001 as part of the Company's fiscal austerity plan. An increase in Executive's bonus in any one year shall not affect the minimum annual bonus in any subsequent years. At the Company's option, any bonus paid in excess of the annual minimum bonus may be applied, after deduction of all taxes owed by Executive, against the outstanding amount of the Loan.

         3.4. The Company shall reimburse Executive for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's then current policies with respect to travel, entertainment and other business expenses, subject to the Company's requirements concerning reporting and documentation of such expenses.

4. Benefits.

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Contract of Employment
William P. Crowell
Restated September 1, 2001

         4.1. During the Employment Term, Executive shall be entitled to (i) all benefits, if any, which are generally provided from time to time by the Company to its senior executive officers, including, without limitation, (i) any life, medical and disability insurance plans, (ii) incentive, profit-sharing, deferred compensation and similar such plans, subject to: (A) the Executive's satisfaction of the eligibility requirements, if any, and (B) with due credit for the minimum annual bonus already provided under this Agreement, and (iii) all other benefits provided under this Agreement.

         4.2. During the first year of the employment Term, the Company will contribute an additional $30,000 (the "Retirement Bonus") to Executive's retirement plans, as follows:

         4.2.1. In the event the Company initiates matching contributions for its employee 401(k) plan, the maximum amount allowable will be contributed from the Retirement Bonus into Executive's 401(k) account;

         4.2.2. the Retirement Bonus will then be applied, up to the maximum amount allowable, as a contribution to a non-qualified retirement plan, if any such plan is exists or is created by the Company for its officers; and

         4.2.3. the balance of the Retirement Bonus (or all of said amount in the event the Company's benefit plans do not authorize any further tax deferred contributions) shall be paid into an annuity or any other fund created by Executive for receipt of taxable contributions, after deduction of any

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Contract of Employment
William P. Crowell
Restated September 1, 2001

                  withholding or other taxes which may be required by law.

         4.3. The Company will reimburse the travel expenses incurred by Executive's spouse when she accompanies Executive on overseas trips, not to exceed two per year. The maximum number of trips entitled to reimbursement under this paragraph may not be accumulated from year to year.

         4.4. The Company agrees to reimburse Executive for all reasonable expenses incurred by Executive for (i) personal transportation, (ii) moving any items of personal property owned by Executive and his family from his current place of residence to the vicinity of the Company's principal place of business, and (iii) customary closing costs for the purchase of a new principal residence in Northern California. The Company shall also reimburse Executive for (iv) the cost of property taxes and insurance, including earthquake insurance on his principal residence in Northern California.

         4.5. The Company will reimburse Executive for the cost of leasing and insuring an automobile commensurate with his position to provide transportation for Company business in Northern California.

         4.6. [Section intentionally deleted]

         4.7. In connection with the transfer of Executive's principal place of employment from Maryland, the Company shall provide Executive with a five year interest-free loan

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Contract of Employment
William P. Crowell
Restated September 1, 2001

in the amount of up to $750,000 (the "Loan") for purposes of Executive's acquisition of a new principal residence in Northern California. The Loan shall not be for more than the purchase price of the residence, including any improvements which may be required as a condition of ownership under the CC&Rs of the local community. As of November 4, 1998, the total amount due and owing by Executive on the relocation Loan equals $748,526.34. The amount outstanding on this relocation Loan shall be increased by the amount required to complete Executive's financing of his new principal residence ($362,597), and the total amount of the relocation Loan shall then be fixed at the total amount outstanding, which is equal to $1,111,123.34. The relocation Loan shall be interest free, and shall be due and owing on December 31, 2004, unless sooner terminated as provided in this Agreement, as Amended.

         4.8. [Section intentionally deleted]

         4.9. The Loan shall be subject to, and governed by, the terms and conditions of one or more loan agreements and first Deeds of Trust between the Executive and the Company in a form satisfactory to the Company's counsel, which the parties shall enter into at the time the Executive purchases the new residence. The Company shall retain the Deeds of Trust as a security interest in the residence during the term of the Loan. The Loan is intended to satisfy the requirements of Temporary Treasury Regulation Section 1.7872-5T(c)(1) and the parties hereto agree to execute such documents as

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Contract of Employment
William P. Crowell
Restated September 1, 2001

are necessary to comply therewith. The Executive shall enter into an Amended First Deed of Trust and loan agreement, in a form satisfactory to the Company's counsel, for the amount of the Loan as of November 4, 1998.

         4.10. Executive's salary shall be "grossed up" by the amount of income taxes owed for the portion of income imputed, if any, due to the Loan, and the Company's payment of property taxes and all property insurance on Executive's principal residence. All gross ups hereunder shall be determined by agreement of the Company's, and Executive's accountants. The Executive shall provide the Company's accountants with such information as they reasonably request in order to make the necessary determination as to Executive's tax rates and the deductibility of various items. In calculating the gross up, the Company's gross up items when combined with Executive's other deductions shall receive the most favored treatment and the Company shall get the full benefits of any deductions available. Gross ups shall be paid as soon as reasonably possible after payment of the respective item (and shall generally be withheld and paid to the applicable taxing authorities), subject to adjustment at year end (including, if applicable, repayment).

         4.11. Without prejudice to the other provisions of this Agreement concerning acceleration of the Loan, the Loan shall become due and payable in full upon the earliest of (i) sale or other transfer of the residence securing the Loan, (ii) uncured

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Contract of Employment
William P. Crowell
Restated September 1, 2001

breach of any term of the Loan or Deeds of Trust.

         4.12. In the event the Loan becomes due and payable, Executive shall owe interest at a market rate for comparable loans, but not less than 8% per annum, on the unpaid principal from the date the Loan became due until fully repaid, together with all costs, expenses and attorneys fees incurred by Company in seeking repayment, without prejudice to all of the Company's other rights and remedies. Executive agrees that Company may accept late or partial payments, even if marked "payment in full", or otherwise delay in enforcing its rights, without waiving or affecting any of Executive's obligations or the terms of the Loan. Executive further waives any requirement of presentment, notice of dishonor or protest. The Company's claim for non-payment shall not be subject to setoff or deduction for any counterclaims, and the Company may allocate Executive's partial payments to outstanding interest and costs of collection before crediting outstanding principal. In the event of any claim by Company for non-payment, Executive waives any right to trial by jury and hereby consents to whatever summary proceedings may be available by law for the collection of this obligation.

5. Stock Options.

         5.1. On December 8, 1997 the Compensation Committee of the Board (the "Compensation Committee"), or its delegee, authorized granting to Executive options to purchase 350,000 shares of Company common stock at an exercise price equal to the

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Contract of Employment
William P. Crowell
Restated September 1, 2001

market value of the Company stock at the close of market immediately prior to the Effective Date, pursuant and subject to the Company's 1994 Flexible Stock Incentive Plan (the "Plan"). Such Options shall be non-qualified or incentive stock options, or a combination thereof as determined by the Plan's Administrator. The terms of the Options, as more fully set forth in the Option agreement annexed hereto as Attachment A and specifically modified by this
Section 5, provide that the Options (i) shall be for a maximum ten (10) year term, and (iii) shall vest and become exercisable ratably over a five (5) year period on the last day of each month during such period, provided: (A) the Executive is employed by the Company on each vesting date, and provided further, that (B) the initial twenty percent (20%) of the Options shall not be exercisable unless and until the Executive remains employed by the Company on the first anniversary of the Effective Date.

         5.2. In addition to the Options previously granted under the Agreement, the Compensation Committee of the Company's Board of Directors authorized the following grants to purchase the Company's common stock (the "Additional Options"):

         5.2.1. grants on December 11, 1998, and December 14, 1998, totaling 500,000 options, with twenty percent of the grants vested as of the date of grant, and the balance vesting monthly, as long as the Executive remains employed by the Company, over the next four years, pro rata; and

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Contract of Employment
William P. Crowell
Restated September 1, 2001

         5.2.2. grant on January 29, 1999, of 150,000 options, vesting monthly over the next four years, pro rata.

         5.2.3. The Additional options shall be non-qualified, with a term of six years from the date of grant or until termination of Executive's employment, whichever occurs first, and have an exercise price equal to the market value of the Company stock on the date of grant. The Additional Options shall be issued pursuant to the Company's 1994 Flexible Stock Incentive Plan (the "Plan") and the Option Agreements annexed to this Amendment, subject to the provisions of this subparagraph 5.2.

         5.3. On August 28th, 2001, the Compensation Committee of the Company's Board of Directors authorized a grant of non-qualified options to purchase 500,000 shares of the Company's common stock (the "2001 Options"), with a term of six years from the date of grant, or until termination of Executive's employment, whichever occurs first, vesting monthly over the next two years, pro rata, at an exercise price of $0.54 per share. The 2001 Options shall be non-qualified, for a period of six years from the date of grant, and have an exercise price equal to the market value of the Company stock on the date of grant. The 2001 Options shall be issued pursuant to the Company's 2001 Stock Incentive Plan (the "2001 Plan") and the 2001 Option Agreements annexed to this Amended and Restated Agreement, subject to the provisions of this subparagraph 5.3.

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Contract of Employment
William P. Crowell
Restated September 1, 2001

         5.4. In the event of a "Corporate Transaction" all of the Executive's outstanding options shall fully vest immediately prior to closing unless the Company's successor in interest, or its parent, offers to:

         5.4.1.   (i) assume the Executive's unvested options in accordance with
                  Section 11 of the Plan or (ii) replace them with equivalent options to purchase publicly traded shares in the successor corporation or its Parent by exchanging them at the same rate of conversion offered to the Company's shareholders in the Corporate Transaction, and

         5.4.2. provided further that the successor in interest agrees to vest all such assumed or exchanged options on the earlier of: (i) the first anniversary of his continued employment following such Corporate Transaction, or (ii) upon termination of the Agreement by the Company or its successor in interest if such termination occurs either without good Cause or by the Executive for Good Reason.

         5.5. In the event of a Change In Control, all unvested options shall vest on the earlier of: (i) the first anniversary of Executive's continued employment following such Change In Control, or (ii) upon termination of the Agreement by the Company or its successor in interest if such termination occurs either without good Cause or by the

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Contract of Employment
William P. Crowell
Restated September 1, 2001

Executive for Good Reason. For purposes of the Agreement and this Amendment, the terms "Corporate Transaction" and "Change in Control" shall have the definitions of the Plan, except that a "Corporate Transaction" shall also include the acquisition of more than 50% of the Company's outstanding securities by any person or related group of persons as defined in Section 13(d)(3) of the Securities Act of 1934, other than the entities and transactions identified on Attachment "B".

         5.6. Nothing stated in this Article 5 shall be interpreted as eliminating the ninety (90) day grace period for exercising all vested options under all of the foregoing option agreements following the effective date of termination.

6. Vacation.

         During the Employment Term, Executive shall be entitled to four (4) weeks paid vacation in each full calendar year (prorated for any partial year).

7. Termination.

         7.1. Executive's employment under this Agreement shall terminate prior to expiration of the Employment Term (including any Additional Terms which may be in effect) upon the occurrence of any of the following events:

         7.1.1.   Automatically on the date of Executive's death.

         7.1.2. Upon written notice by the Chairman to the Executive for Cause. "Cause"

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Contract of Employment
William P. Crowell
Restated September 1, 2001

                  shall mean (A) the Executive being convicted of (or pleading nolo contendere to) a felony (other than a traffic-related offense); (B) the barring of the Executive by any regulatory authority from holding his positions or any limitations imposed on the Company by any regulatory agency if the Executive continued to hold his positions; (C) willful refusal by the Executive to attempt to properly perform his material obligations under this Agreement, or attempt to follow any direction of the Chairman consistent with this Agreement, provided the refusal to follow a direction shall not be Cause if the Executive in good faith believes that such direction is not legal and promptly notifies the Company's General Counsel in writing of such belief; (D) the Executive's willful misconduct or material gross negligence with regard to the business, assets or employees of the Company or its affiliated entities (including as willful misconduct, without limitation, the Executive's willful breach of any fiduciary duty he may owe to the Company or its affiliates under applicable law or this agreement but not de minimis personal use of Company assets or reasonable good faith expense account disputes), (E) the Executive's theft, dishonesty or fraud with regard to the Company or its affiliates which is intended to enrich the Executive or another person or

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Contract of Employment
William P. Crowell
Restated September 1, 2001

                  entity but not de minimis personal use of Company assets or reasonable good faith expense account disputes, (F) the Executive's inability to competently perform his assigned duties, provided Executive shall first have been given written notice of his performance deficiency and a period of ninety
                  (90) days to effect its correction, or (G) any other material breach by the Executive of this Agreement that remains uncured for twenty (20) days after written notice thereof is given to the Executive. During any period in which the Executive is charged with committing a crime covered by (A) above, the Company may suspend Executive from his titles, duties and authority herein pending resolution of his status under applicable law; such suspension shall be with pay for up to six (6) months and thereafter shall be without pay. In the event of a Corporate Transaction or a Change in Control, sections 7.1.2 (F) and (G) of the Agreement shall no longer be the basis for good "Cause" for termination.

         7.1.3. Upon written notice by the Chairman to the Executive, if the Executive (as determined by the Chairman in good faith) fails to regularly perform the material duties hereunder by reason of mental or physical illness or incapacity for an aggregate period of more than 180 days during any 365

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Contract of Employment
William P. Crowell
Restated September 1, 2001

                  day period (a "Disability"), provided that, during the Employment Term prior to such termination, the Company's obligations hereunder shall be reduced by any payments being received by Executive under any long-term disability program.

         7.1.4. Upon written notice by the Executive to the Chairman for Good Reason stating with specificity the details of the Good Reason, if the stated Good Reason is not cured within twenty
                  (20) days of the giving of such notice. "Good Reason" shall mean (i) any material breach of any provision of this Agreement by the Company, (ii) any reduction in Executive's duties or responsibilities as Chief Executive Officer and President, other than those duties which may no longer be required if the Company ceases to be a publicly traded company, without his consent, or (iii) notice by the Company in accordance with Section 2 ("Term of Employment") that the Agreement will not be extended upon expiration of the current Employment Term. In addition, the Executive may terminate employment by written notice given to the Company (iv) within the thirty (30) day period following the first anniversary of a Corporate Transaction or a Change in Control of the Company, or (v) upon any decrease in Executive's Base Salary or minimum annual bonus following a Corporate Transaction or a

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Contract of Employment
William P. Crowell
Restated September 1, 2001

                  Change of Control, and have such termination treated as a termination for Good Reason. Any notice for Good Reason shall be given within ninety (90) days of the later of (i) the occurrence of the triggering event, or (ii) the date upon which Executive could be reasonably expected to know of such event.

         7.1.5. Immediately upon written notice to the Executive by the Chairman without Cause. Notice by the Company of its decision not to renew the Agreement upon expiration of the current Term in accordance with Article 2 shall be deemed termination without Cause.

         7.1.6. Upon the voluntary termination by the Executive without Good Reason upon thirty (30) days prior written notice to the Company (which the Company may, in its sole discretion, make effective earlier). A notice by Executive of non-renewal of the Employment Term shall be deemed a voluntary termination by Executive.

         7.2. Upon such earlier termination of the Employment Term, the Executive shall be promptly paid (i) any unpaid salary and accrued vacation through his date of termination, (ii) a prorated portion of his unpaid annual bonus, as determined by the Chairman in accordance with this Agreement, for the calendar year of his termination, (iii) reimbursed for any expenses incurred in connection with the business of the

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Contract of Employment
William P. Crowell
Restated September 1, 2001

Company prior to his date of termination which he would be otherwise entitled to in accordance with the Company's policies on the reimbursement of business expenses, and (iv) receive any benefits or fringes due under any benefit or fringe plan or arrangement in accordance with the terms of said plan or arrangement due for the period prior to such termination.

         7.3. In addition, if the termination is by the Company without Cause, or by the Executive for Good Reason, as provided above, the Executive shall receive in full settlement of all amounts owed him, provided he signs a release running to the Company and its related entities and their respective officers, directors and employees of all claims relating to his employment and termination thereof (other than any right to indemnification under the Company's Articles of Incorporation or By-Laws or the Indemnification Agreement annexed as Attachment C hereto, which shall survive) in such form as reasonably requested by the
Company:

         7.3.1. twelve (12) monthly installments of severance pay each in an amount equal to one-twelfth of the then sum of his Base Salary and annual bonus, based on the amount paid for service during the prior twelve month period, pro rated if necessary, and subject to the offset of any amounts due, and

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Contract of Employment
William P. Crowell
Restated September 1, 2001

         7.3.2. payment by the Company of the premiums for Executive's and his dependents' COBRA coverage for the Company's health insurance plan that generally applies to executives for the period in which Executive is receiving severance pursuant to this Agreement or, if earlier, until Executive and his dependents cease to be eligible for such COBRA coverage. The Company's payment obligations under this Section (other than those in the first sentence) shall immediately cease in the event
                  Executive materially breaches any of his obligations under this Agreement concerning the Company's Inventions, Confidential Information, and not to compete or solicit the Company's customers or employees.

         7.4. In the event of termination of Executive's employment within less than one year following a Change in Control or a Corporate Transaction, the Company agrees to engage Executive as independent consultant under the Company's standard form of consulting agreement, for a period of not less than one year, for a minimum of twenty days per year at a rate of $3,000 per day. Executive shall not be required to provide services in excess of the minimum twenty days per year, and Executive may terminate this consulting agreement at any time on thirty (30) days notice.

Contract of Employment
William P. Crowell
Restated September 1, 2001

         7.5. If the Employment Term ends early on account of Disability, and Executive executes the release of claim set forth in Section 7.3 above, the Company shall pay to Executive monthly, until the second anniversary of the date of the termination for Disability, the amount of $7,700, less any payments to which Executive is entitled for such month under any disability benefit plan or the like sponsored, or contributed to, by the Company (including, without limitation, Social Security); provided, however, that in the event of Executive's death during the payment period, the Company shall not be obligated to pay any such amounts subsequent to the date of Executive's death. The Company's payment obligations under this Section 7.4 shall immediately cease in the event Executive materially breaches any of his obligations under Section 9 ("Inventions and Other Intellectual Property"), Section 10 ("Confidential Information"), or Section 11 ("Non-Compete, Non-Solicitation") of this Agreement. After the end of such two (2) year period, Executive shall only be entitled to receive amounts as he may be entitled to under any disability policy specified in Section 4.1 hereof or otherwise sponsored by the Company.

         7.6. If the Employment Term ends early pursuant to this Section 7 for any other reason, Executive shall cease to have any rights to salary, bonus or benefits other than: (i) salary or bonus which has accrued but is unpaid as of the end of the Employment Term, and (ii) to the limited extent provided in any benefit or equity plan or arrangement

Contract of Employment
William P. Crowell
Restated September 1, 2001

in which Executive has participated as an employee of the Company, any benefits or rights which by their specific terms extend beyond termination of Executive's employment.

         7.7. All aforesaid amounts in this Section shall be subject to required withholding, if any. The Company and its affiliated entities shall have no other obligations to the Executive upon a termination except as specifically provided in this Agreement.

         7.8. In the event of termination of the Employment Term, the following provisions shall apply to the Loan:

         7.8.1. In the event of termination by the Company for Cause, the Loans shall become due and payable on December 31, 2004, or eighteen months from the date of termination, whichever shall occur first, provided further that Executive shall have a minimum of 120 days from the date of termination to repay the Loan;

         7.8.2. In the event of the Executive's death, the Loans shall become due and payable on December 31, 2004, or eighteen months from the date of death, whichever shall occur last

         7.8.3. In the event of voluntary termination by the Executive other than for Good Reason, or in the event of the Executive's death, the Loans shall become

Contract of Employment
William P. Crowell
Restated September 1, 2001

                  due  and   payable   in  full  120  days  after  the  date  of
                  termination.

         7.8.4. In the event of termination for Disability, by the Company without Cause or by the Executive for Good Reason, the Loan shall become due and payable in full three (3) years after the date of Termination, or at the expiration of the Original Employment Term, whichever shall occur first.

         7.8.5. In the event the Loan is not due upon the termination of the employment Term, interest shall be owed on the outstanding amount of the Loans for the period commencing ninety days after termination until the date repayment is due at the rate of 8% per annum.

         7.8.6. In consideration of Executive's entering into and compliance with the provisions in Article 11 ("Non-Compete, Non-Solicitation") the outstanding balance of the Loan ($1,111,123.34) shall be forgiven in its entirety upon the closing of a Corporate Transaction unanimously approved by the Board of Directors (without consideration of abstentions, if any), except that the Company shall not be liable or responsible for any "gross up" of the tax consequences of such forgiveness. To the extent that Executive previously has repaid any portion of the outstanding balance of the Loan ($1,111,123.34), the Company shall pay to Executive at such closing an amount equal to all such Loan repayments in consideration of Executive's

Contract of Employment
William P. Crowell
Restated September 1, 2001

                  entering into and continued  compliance with the provisions in
                  Article 11 ("Non-Compete, Non-Solicitation").

8. No Duty to Mitigate/Set-Off.

         Except as specifically stated in this Agreement, the Company's obligation to make any payments to the Executive shall not be affected by any set-off, counterclaim, recoupment, defense, or other claim, right or action which the Company may have against the Executive or others. The Company agrees that if Executive's employment with the Company is terminated during the Employment Term, Executive shall not be required to seek other employment or to attempt in any way to reduce any amounts payable to Executive by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by Executive or benefit provided to Executive as the result of employment by another employer or otherwise. Any amounts due under Section 7 are inclusive, and in lieu of, any amounts payable under any other salary continuation or cash severance arrangement of the Company. To the extent any such payments are made to Executive under any other salary continuation or cash severance arrangement, such payments shall be offset from the amount due Executive under Section 7.

Contract of Employment
William P. Crowell
Restated September 1, 2001

9. Inventions and Other Intellectual Property.

         The Company and Executive agree to promptly execute the Proprietary Information and Invention Agreement, annexed hereto as Attachment D, and any revised versions which are subsequently issued by the Company as part of its standard terms of employment.

10. Confidential Information.

         Executive acknowledges that the trade secrets, know how, and proprietary information and observations concerning the business or affairs of the Company, or any of its subsidiaries or affiliates or any predecessor thereof (collectively "Confidential Information"), obtained by him while employed by the Company pursuant to this Agreement are the property of the Company or such subsidiary or affiliate. Executive agrees that he shall not disclose to any unauthorized person or use for his own account any Confidential Information without the prior written consent of the Chairman unless and except to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. If Executive receives legal process, he may comply with it provided he promptly notifies the Company and diligently cooperates with the Company in obtaining a protective order. Executive shall deliver to the Company at the termination of the Employment Term, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other

Contract of Employment
William P. Crowell
Restated September 1, 2001

documents and data (and copies thereof) relating to the Confidential Information or business of the Company or any of its subsidiaries or affiliates which he may then possess or have under his control.

11. Non-Compete, Non-Solicitation.

         11.1. Executive acknowledges that in the course of his employment with the Company pursuant to this Agreement he will become familiar with the Company's Confidential Information and that his services will be of special, unique and extraordinary value to the Company.

         11.2. During the Employment Term and for two (2) years thereafter, Executive shall not enter into Competition with the Company or its affiliates to the extent such Competition requires Executive to divulge, disclose or communicate to any third party, or make use of, any Company Confidential Information. For purposes of this Agreement, "Competition" shall mean participating, directly or indirectly, as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, consultant or in any capacity whatsoever (within the United States or in any foreign country where the Company or its affiliates do business) in a business which develops or markets high speed commercial encryption equipment, software

Contract of Employment
William P. Crowell
Restated September 1, 2001

management systems for encryption equipment or public key infrastructure ("PKI") systems; provided, however, that such participation shall not include (i) the mere ownership of not more than two percent (2%) of the total outstanding stock of a publicly held company, (ii) the performance of services for any enterprise to the extent such services are not performed, directly or indirectly, for a business in the aforesaid competition, (iii) any activity engaged in with the prior written approval of the Chairman, (iv) Executive's employment by a non Competitive division (or other business unit) of a company which is in
Competition with the Company so long as Executive is not involved with the competitive division (or other business unit), and, provided further, that Competition shall not include any line of encryption or PKI products which the Company divests or otherwise ceases to engage in developing or marketing. Notwithstanding anything else in this Section to the contrary, subsequent to the termination of Executive's employment hereunder, Executive may, in his sole discretion, passively invest in any entity, provided Executive does not divulge, disclose or communicate any Company Confidential Information to such company or its affiliates, employees, officers, consultants, directors, lenders, or investors and further provided Executive does not render services to such company or otherwise violates this Section (other than by making such passive investments).

         11.3. During the Employment Term and for two (2) years thereafter, Executive shall

Contract of Employment
William P. Crowell
Restated September 1, 2001

not directly or indirectly solicit for Competitive products or induce any customer of the Company or its affiliates to terminate, or otherwise to cease, reduce, or diminish in any way its business relationship with the Company or its affiliates.

         11.4. During the Employment Term and one (1) year thereafter, Executive shall not recruit, solicit or induce any nonclerical employees of the Company or its affiliates to terminate their employment or otherwise cease their business relationship with the Company or its affiliates, or hire or assist another person or entity to hire any nonclerical employee of the Company or its affiliates. Executive agrees not to circumvent this prohibition by hiring any such employee within six (6) months after the employee terminates his employment with the Company or its affiliates. Notwithstanding the foregoing, if requested by any entity with which Executive is not affiliated, Executive may serve as a reference for any person who at the time of the request is not an employee of the Company or any of its affiliates.

         11.5. If, at the time of enforcement of this Section, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

Contract of Employment
William P. Crowell
Restated September 1, 2001

12. Refund Of Benefits.

         In the event Executive is in breach of Section 11 ("Non-Compete, Non-Solicitation"), or such modified version as may be required by law, after first (i) being provided by the Company with written notice that describes the breach and grants Executive no less than thirty (30) days to cease all conduct giving rise to such breach, and (ii) Executive having failed to comply with the Company's notice, Executive will then relinquish to the Company:

         12.1. all stock options and other benefits under any stock incentive plan, including the Options granted under this Agreement and Attachment "A", which vested in the Executive's interest during the six months preceding the last day of Executive's employment by the Company. In the event Executive sells or otherwise transfers any such Options, Executive will refund to the Company the amount of the gross economic value realized by Executive.

         12.2. all bonus payments, or any pro rata portions thereof, which were paid or otherwise owed to Executive for his services rendered during the six months preceding the last day of Executive's employment by the Company.

         12.3. all severance payments calculated on the basis of salary, bonus or both.

         12.4. in the event the Loan has been previously forgiven following a Corporate

Contract of Employment
William P. Crowell
Restated September 1, 2001

Transaction in accordance with Section 7.8.6, the Loan shall be reinstated as if the Corporate Transaction had not occurred, including all of Executive's obligations for repayment of the Loan under this Agreement and all related documents.

         12.5. The relinquishment of the foregoing benefits in accordance with this Section shall not limit or otherwise preclude all other rights and remedies of the Company due to the Executive's breach of this Agreement.

13. Enforcement.

         Because Executive's services are unique and because Executive has access to Confidential Information of the Company and its affiliates, the parties hereto agree that money damages, while not waived, would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, including the award of money damages, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

14. Indemnification.

         Executive shall be entitled to be indemnified for his activities as an officer to the full extent provided in the Articles of Incorporation and By-Laws of the Company and in

Contract of Employment
William P. Crowell
Restated September 1, 2001

accordance with the Indemnification Agreement annexed as Attachment C hereto, which the Company and Executive agree to promptly execute. In addition, the Company shall cover Executive under Directors and Officers Liability Insurance during the Employment Term in the same amount and to the same extent as the Company covers its other officers.

15. Executive Representations.

         Executive represents and warrants to the Company that (i) the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, (ii) except with respect to agreements which have been furnished to the Company and relate primarily to confidentiality, intellectual properties and/or ethical conduct entered into between Executive and his former employer(s), Executive is not a party to or bound by any employment agreement, change in control agreement, non-compete agreement or confidentiality agreement with any other person or entity, (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive, enforceable in accordance with its terms, (iv) Executive is a United States citizen or a lawfully resident alien entitled to work within the United States, and (v) Executive will in performing his duties not utilize any confidential information of any other person or entity.

Contract of Employment
William P. Crowell
Restated September 1, 2001

16. Entire Agreement; Modification.

         This Agreement, and all documents incorporated herein, constitutes the full and complete understanding of the parties hereto and will supersede all prior agreements and understandings, oral or written, with respect to the subject matter hereof. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by either party, or anyone acting on behalf of either party, which are not embodied in this Agreement, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. This Agreement may not be modified or amended except by an instrument in writing signed by the party against whom or which enforcement may be sought.

17. Survival.

         The   provisions  of  this   agreement   which  by  their  terms  imply
continuation beyond the end of the Employment Term shall survive notwithstanding any termination of the Employment Term.

18. Severability.

         Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and

Contract of Employment
William P. Crowell
Restated September 1, 2001

provisions of this Agreement or affecting the validity or enforceability of any of the terms of provisions of this Agreement in any other jurisdiction.

19. Waiver of Breach.

         The waiver by any party of a breach of any provisions of this Agreement, which waiver must be in writing to be effective, shall not operate or be construed as a waiver of any subsequent breach.

20. Notices.

         All notices hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, or one (1) day after sending by express mail or other "overnight mail service," or three (3) days after sending by certified or registered mail, postage prepaid, return receipt requested. Notice shall be sent as follows: if to Executive, to the last known address provided by the Executive in the Company's records and, if to the Company, at the address set forth on the first page of this Agreement, attention of the General Counsel. Either party may change the notice address by notice in accordance with this Section.

21. Assignability; Binding Effect.

         This Agreement shall be binding upon and inure to the benefit of Executive and Executive's legal representatives, heirs and distributees, and shall be binding upon and inure to the benefit of the Company, its successors and assigns. This Agreement may

Contract of Employment
William P. Crowell
Restated September 1, 2001

not be assigned by the Executive. This Agreement may not be assigned by the Company, except in connection with a merger or a sale by the Company of all or substantially all of its assets and, in such event, only on the condition that the assignee specifically assumes in writing all of the Company's obligations under this Agreement.

22. Governing Law.

         All issues pertaining to the validity, construction, execution and performance of this Agreement shall be construed and governed in accordance with the laws of the State of California, without giving effect to the conflict or choice of law provisions thereof.

23. Arbitration.

         23.1. In the event of any dispute of any kind whatsoever between the parties, arising out of or related in any way to this Agreement, the parties agree to submit all such disputes to binding arbitration. Each party shall be entitled to appoint one arbitrator, who shall not be an affiliate, officer, director, employee, agent, vendor or contractor of that party. The appointed arbitrators shall then appoint a neutral arbitrator who shall serve as Chairman, and the arbitration shall be conducted by the arbitrators so chosen. The parties' arbitrators shall be experienced executives in the technology industry, and the Chairman shall be an attorney practicing litigation in the field of employment law. The arbitration shall be conducted in Santa Clara County, California.

Contract of Employment
William P. Crowell
Restated September 1, 2001

Demand for arbitration shall be made in writing and shall be served upon the party or parties to whom the demand is addressed in the manner provided for the tender of notices in this Agreement. If the party receiving the demand for arbitration does not appoint its arbitrator within 30 days after receiving such notice, the arbitrator appointed by the party serving the demand for arbitration shall be further empowered to serve as the sole arbitrator, notwithstanding that he fails to meet the qualifications for the Chairman set forth in this Section.

         23.2. The arbitrators are authorized to award any remedy, legal or equitable, as well as any interim relief as they deem appropriate in their discretion. However, notwithstanding the foregoing, the arbitrators shall have no power to add to, subtract from, or modify any of the terms or conditions of this Agreement.

         23.3. Subject to the arbitration agreement stated in this Article, the federal and state courts located in Santa Clara County, California shall have exclusive jurisdiction over all other legal proceedings between the parties. Executive agrees to the personal jurisdiction of said courts and to the receipt of service of process in the same form as other notices under this Agreement. Application may be made to any such court to assist the arbitrators in performing their arbitral duties, to confirm their award and to enforce any such award as a judgment of said court.

Contract of Employment
William P. Crowell
Restated September 1, 2001

24. Special Tax Provision.

         Anything in this Agreement to the contrary notwithstanding, in the event that any amount or benefit paid, payable, or to be paid, or distributed, distributable, or to be distributed to or with respect to Executive (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, any person whose actions result in a change of ownership or effective control covered by Section 280G(b)(2) of the Code or any person affiliated with the Company or such person) as a result of a change in ownership or effective control of the Company or a direct or indirect parent (within the meaning of Section 280G of the Code) thereof (or the assets of any of the foregoing) covered by Code Section 280G(b)(2) (collectively, the "Covered Payments") is or becomes subject to the excise tax imposed by or under Section 4999 of the Code (or any similar tax that may hereafter be imposed), and/or any interest or penalties with respect to such excise tax (such excise tax, together with such interest and penalties, is hereinafter collectively referred to as the "Excise Tax"), the Company shall pay to Executive an additional amount (the "Tax Reimbursement Payment") such that after payment by Executive of all taxes (including, without limitation, any interest or penalties and any Excise Tax imposed on or attributable to the Tax Reimbursement Payment itself), Executive retains an amount of the Tax Reimbursement Payment equal to the sum of (i) the amount of the Excise Tax imposed upon the Covered Payments, and (ii) without duplication, an amount equal to the

Contract of Employment
William P. Crowell
Restated September 1, 2001

product of (A) any deductions disallowed for federal, state or local income tax purposes because of the inclusion of the Tax Reimbursement Payment in Executive's adjusted gross income, and (B) the highest applicable marginal rate of federal, state or local income taxation, respectively, for the calendar year in which the Tax Reimbursement Payment is made or is to be made. The intent of this Section is that after Executive pays federal, state and local income tax and any payroll taxes, Executive will be in the same position as if Executive were not subject to the Excise Tax under Section 4999 of the Code and did not receive the extra payments pursuant to this Section, and this Section shall be interpreted accordingly.

         Except as otherwise provided in this Section 24 ("Special Tax Provision"), for purposes of determining whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax, such Covered Payments will be treated as "parachute payments" (within the meaning of Section 280G(b)(2) of the Code) and such payments in excess of the Code Section 280G(b)(3) "base amount" shall be treated as subject to the Excise Tax, unless, and except to the extent that, the Company's independent certified public accountants appointed prior to the change in ownership covered by Code Section 280G(b)(2) or legal counsel (reasonably acceptable to Executive) appointed by such public accountants (or, if the public accountants decline such appointment and decline appointing such legal counsel, such

Contract of Employment
William P. Crowell
Restated September 1, 2001

independent certified public accountants as promptly mutually agreed on in good faith by the Company and Executive) (the "Accountant"), deliver a written opinion to Executive, reasonably satisfactory to Executive's legal counsel, that, in the event such reporting position is contested by the Internal Revenue Service, there will be a more likely than not chance of success with respect to a claim that the Covered Payments (in whole or in part) do not constitute "parachute payments," represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4) of the Code) in excess of the "base amount" allocable to such reasonable compensation, or such "parachute payments" are otherwise not subject to such Excise Tax (with appropriate legal authority, detailed analysis and explanation provided therein by the Accountant); and the value of any Covered Payments which are non-cash benefits or deferred payments or benefits shall be determined by the Accountant in accordance with the principles of Section 280G of the Code.

         For purposes of determining the amount of the Tax Reimbursement Payment, Executive shall be deemed: to pay federal, state and/or local income taxes at the highest applicable marginal rate of income taxation for the calendar year in which the Tax Reimbursement Payment is made or is to be made, and to have otherwise allowable deductions for federal, state and local income tax purposes at least equal to those disallowed due to the inclusion of the Tax Reimbursement Payment in Executive's adjusted gross income.

Contract of Employment
William P. Crowell
Restated September 1, 2001

         In the event that prior to the time Executive has filed any of Executive's tax returns for the calendar year in which the change in ownership event covered by Code Section 280G(b)(2) occurred, the Accountant determines, for any reason whatsoever, the correct amount of the Tax Reimbursement Payment to be less than the amount determined at the time the Tax Reimbursement Payment was made, Executive shall repay to the Company, at the time that the amount of such reduction in Tax Reimbursement Payment is determined by the Accountant, the portion of the prior Tax Reimbursement Payment attributable to such reduction (including the portion of the Tax Reimbursement Payment attributable to the Excise Tax and federal, state and local income tax imposed on the portion of the Tax Reimbursement Payment being repaid by Executive, using the assumptions and methodology utilized to calculate the Tax Reimbursement Payment (unless manifestly erroneous)), plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the foregoing determination is made by the Accountant after the filing by Executive of any of Executive's tax returns for the calendar year in which the change in ownership event covered by Code Section 280G(b)(2) occurred, but prior to one
(1) year after the occurrence of such change in ownership, Executive shall file at the request of the Company an amended tax return in accordance with the Accountant's determination,

Contract of Employment
William P. Crowell
Restated September 1, 2001

but no portion of the Tax Reimbursement Payment shall be required to be refunded to the Company until actual refund or credit of such portion has been made to Executive, and interest payable to the Company shall not exceed the interest received or credited to Executive by such tax authority for the period it held such portion (less any tax Executive must pay on such interest and which Executive is unable to deduct as a result of payment of the refund). In the event Executive receives such a refund and repays such amount to the Company, Executive shall thereafter file for any refunds or credits that may be due to Executive by reason of the repayments to the Company. Executive and the Company shall mutually agree upon the course of action, if any, to be pursued (which shall be at the expense of the Company) if Executive's claim for such refund or credit is denied.

         In the event that the Excise Tax is later determined by the Accountant or the Internal Revenue Service to exceed the amount taken into account hereunder at the time the Tax Reimbursement Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Tax Reimbursement Payment), the Company shall make an additional Tax Reimbursement Payment in respect of such excess (plus any interest or penalties payable with respect to such excess) once the amount of such excess is finally determined.

         In the event of any controversy with the Internal Revenue Service (or other

Contract of Employment
William P. Crowell
Restated September 1, 2001

taxing authority) under this Section, Executive and the Company shall in good faith cooperate so as not to jeopardize resolution of said controversy. In the event of any conference with any taxing authority as to the Excise Tax or associated income taxes, Executive shall permit the representative of the Company to accompany Executive, and Executive and his representative shall cooperate with the Company and its representative.

         With regard to any initial filing for a refund or any other action required pursuant to this Section (other than by mutual agreement) or, if not required, agreed to by the Company and Executive, Executive shall cooperate fully with the Company.

         Executive and the Company shall mutually agree on and promulgate further guidelines in accordance with this Section to the extent, if any, necessary to effect the reversal of excessive or shortfall Tax Reimbursement Payments.

25. Headings.

         The headings in this Agreement are intended solely for convenience or reference and shall be given no effect in the construction or interpretation of this Agreement.

26. Counterparts.

         This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

Contract of Employment
William P. Crowell
Restated September 1, 2001

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and Executive has hereunto set his hand as of the date first set forth above.


CYLINK CORPORATION

By: ________________________________

Name: ______________________________

Title: _____________________________


EXECUTIVE

________________________________
William P.  Crowell